EXHIBIT 10(b)


                               MICHAEL H. MAGUSIAK
                            2005 EMPLOYMENT AGREEMENT

     This Michael H. Magusiak 2005 Employment Agreement (the "Agreement") is executed as of the 29th day of March, 2005, by and between MICHAEL H. MAGUSIAK ("Employee") and CEC ENTERTAINMENT, INC., a Kansas corporation ("Company").

                                    RECITALS:

     WHEREAS, the Employee and the Company have heretofore entered into an agreement whereby Employee is employed by the Company as President pursuant to certain terms and conditions; and

     WHEREAS, the Board of Directors of the Company (the "Board of Directors") has offered Employee continued employment in consideration for the compensation and the other benefits hereinafter set forth, and Employee is willing to continue in the employ of the Company on these terms;

     NOW, THEREFORE, in consideration of the mutual promises hereinafter contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is agreed:

     1. Current Employment Agreement. The Company and Employee heretofore entered into an employment agreement dated May 8, 2001, (the "Current Employment Agreement"). The term of the Current Employment Agreement expires on the last day of the fiscal year of the Company ending on or about December 31, 2005. Company and Employee hereby agree and affirm that the Current Employment Agreement is and shall be in full force and effect through the last day of the fiscal year of the Company ending on or about December 31, 2005.

     2. Term. Following the expiration of the Current Employment Agreement, the Company employs Employee and Employee accepts employment from the Company upon the terms and conditions specified in this Agreement. Subject to the provisions regarding termination set forth in Sections 15 and 16 hereof, the term of this Agreement shall begin as of the first day of the fiscal year of the Company beginning on or about January 1, 2006 (the "Effective Date") and shall terminate on the last day of the fiscal year of the Company ending on or about December 31, 2010 (the "Term").

     3. Basic Salary. For services rendered by Employee under this Agreement, the Company shall pay Employee the "Basic Salary," provided for in this Section 3, as follows:

          (a) During the Term of Employee's employment under this Agreement, the Employee shall receive as Basic Salary the amount of Five Hundred Fifty Thousand Dollars ($550,000.00) per year. The Basic Salary may be increased in such amounts and on such dates as the Compensation Committee of the Board of Directors (the "Compensation Committee") may determine from time to time.

          (b) The Basic Salary provided for in this Section 3 shall be in addition to any other compensation and/or benefits provided to Employee (i) pursuant to this Agreement or (ii) otherwise at the discretion of the Compensation Committee, including, but not limited to, the annual bonus opportunity available to home office employees and officers of the Company at a level commensurate with his position as President.

     4. Stock Options. Employee has received from the Company on March 4, 2005 options (the "Stock Options") to purchase one hundred twenty-five thousand
(125,000) shares of the Company's Common Stock, par value $ .10 per share (Common Stock) pursuant to the Company's 1997 Non-Statutory Stock Option Plan. Of the Stock Options granted as described in this Section 4, twenty-five percent (25%) shall vest on March 4, 2006, fifty percent (50%) shall vest on March 4, 2007, seventy-five percent (75%) shall vest on March 4, 2008 and one hundred percent (100%) shall vest on March 4, 2009. During the Term of this Agreement, Employee shall be entitled to receive additional options to purchase shares of Common Stock in such amounts and at such prices as may be determined by the Compensation Committee, and he shall also be entitled to receive Common Stock pursuant to restricted stock awards according to the Company's 2004 Restricted Stock Plan in such amounts and under such terms as may be determined by the Compensation Committee.

     5. Severance Pay. If the Company terminates the employment of Employee at any time (other than pursuant to Section 16 hereof), or if a "Change of Control" occurs with respect to the Company and Employee voluntarily terminates his employment with the Company within one year after such Change of Control, the Company shall be required to pay Employee severance pay in an amount equal to the product of (a) Employee's then Basic Salary, multiplied by (b) the number two (2). Such severance pay shall be payable to Employee by the Company in cash on or before the tenth (10th) day after the Termination Date, as defined in
Section 15.

     For purposes of this Section 5, a "Change of Control" shall be deemed to have occurred with respect to the Company if: (a) any person or group of persons acting in concert, in which person or group of persons the Employee is not an investor, partner, officer, director or member, shall acquire, directly or indirectly, the power to vote, or direct the voting of, more than thirty-three percent (33%) of the then outstanding voting securities of the Company; or (b) during any consecutive eighteen (18) month period a majority of the Company's Board of Directors is elected or appointed and consists of persons who are not directors of the Company as of the Effective Date, and whose election or appointment as directors of the Company was actively opposed by Employee, as evidenced by Employee's vote (in his capacity or capacities, if any, as a
director  and/or   stockholder  of  the  Company)   against  their  election  or
appointment and by written notice of his opposition to their election or appointment given by Employee to the then current directors of the Company not more than five (5) business day following their respective election or appointment.

     6. Additional Payments.

          (a) In the event that any payment or benefit (within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code")) to the Employee or for his benefit paid or payable or distributed or distributable (at any time or from time to time) pursuant to the terms of this Agreement or otherwise in connection with, or arising out of, his employment with the Company or a change in ownership or effective control of the Company or of a substantial portion of its assets ( a "Payment" or "Payments"), would be subject to the excise tax imposed by Section 4999 of the Code, or any interest or penalties are incurred by the Employee with respect to such excise tax (such excise tax, together with any such interest and penalties, being hereinafter collectively referred to as the "Excise Tax"), then the Employee will be entitled to receive an additional payment or payments, as the case may be (referred to individually or collectively as a "Gross-Up Payment"), in an amount such that after payment by the Employee of all taxes (including any interest or penalties imposed with respect to such taxes and the Excise Tax, other than interest and penalties imposed by reason of the Employee's failure to file timely a tax return or pay taxes shown due on his return), including any Excise Tax imposed upon the Gross-Up Payment, the Employee retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

          (b) An initial determination as to whether a Gross-Up Payment is required pursuant to this Agreement and the amount of such Gross-Up Payment shall be made at the Company's expense by an accounting firm selected by the Company, and reasonably acceptable to the Employee, which is designated as one of the largest national accounting firms in the United States (the "Accounting Firm"). The Accounting Firm shall provide its determination (the "Determination"), together with detailed supporting calculations and documentation to the Company and the Employee within ten (10) days of the Termination Date, as defined in Section 15, or such other time as requested by the Company or by the Employee (provided the Employee reasonably believes that any of the Payments may be subject to the Excise Tax) and if the Accounting Firm determines that no Excise Tax is payable by the Employee with respect to a Payment or Payments, it shall furnish the Employee with an opinion reasonably acceptable to the Employee that he has substantial authority not to report any Excise Tax on his federal tax return with respect to any such Payment or Payments. Within ten (10) days of the delivery of the Determination to the Employee, the Employee shall have the right to dispute the Determination. The Gross-Up Payment, if any, as determined pursuant to this Section 6(b) shall be paid by the Company to the Employee within five (5) days of the receipt of the Determination. The existence of the dispute shall not in any way affect the Employee's right to receive the Gross-Up Payment in accordance with the Determination. Upon the final resolution of a dispute, the Company shall promptly pay to the Employee any additional amount required by such resolution. If there is no dispute, the Determination shall be binding, final and conclusive upon the Company and the Employee.

          (c) The Employee shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten (10) business days after the

     Employee knows of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Employee shall not pay such claim prior to the expiration of the thirty
     (30) day period following the date on which he gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Employee in writing prior to the expiration of such period that it desires to contest such claim, the Employee shall:

               (i) give the Company any information reasonably requested by the Company relating to such claim,

               (ii) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company.

               (iii) cooperate with the Company in good faith in order to effectively contest such claim, and

               (iv) permit the Company to participate in any proceedings relating to such claim, provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Employee harmless, on an after-tax basis, for any Excise Tax or income tax, including interest and penalties with respect thereto, imposed as a result of such representation and payment of costs and expenses. Without limitation of the foregoing provision of this Section 6(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Employee to pay the tax claimed and sue for a refund, or contest the claim in any permissible manner, and the Employee agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Employee to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Employee, on an interest-free basis and shall indemnify and hold the Employee harmless, on an after-tax basis, from any Excise Tax or income tax, including interest or penalties with respect thereto, imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Employee with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Employee shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

          (d) If, after the receipt by the Employee of an amount advanced by the Company pursuant to Section 6(c), the Employee becomes entitled to receive any refund with respect to such claim, the Employee shall (subject to the Company's complying with the requirements of Section 6(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Employee of an amount advanced by the Company pursuant to Section 6(c), a determination is made that the Employee shall not be entitled to any refund with respect to such claim and the Company does not notify the Employee in writing of its intent to contest such denial of refund prior to the expiration of thirty (30) days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

     7. Expenses. Subject to the rules and procedures the Company may specify from time to time, the Company shall reimburse Employee for all reasonable expenses incurred by Employee on behalf of the Company.

     8. Automobile. Employer shall pay to Employee the sum of One Thousand Dollars ($1,000.00) per month (subject to adjustment from time to time in direct proportion to generally applicable adjustments by the Company to its automobile allowances) to reimburse Employee for the use of Employee's automobile in the performance of his duties under this Agreement, and the Company shall further pay directly or by reimbursement to Employee (as the Company and Employee may from time to time agree) the premiums upon a policy of collision and liability insurance covering such automobile. All other cost and expenses incurred in the operation and maintenance of Employee's automobile, including but not limited to the cost of all fuel, oil, maintenance and repairs, shall be paid solely by Employee.

     9. Duties of Employee. In accepting continued employment by the Company, Employee agrees to undertake and assume the responsibility, subject to the general direction and control of the Board of Directors and the Chief Executive Officer, of performing for and on behalf of the Company the duties of President of the Company, including formulation of the policies and administration of the Company's affairs, and such other duties as are agreed to by the Company and the Employee. In addition, if requested, Employee shall serve as as an employee, officer and/or director of any affiliates of the Company without additional compensation, although such affiliates may assume some or all of the payments due to Employee hereunder.

     10. Exclusive Service. Employee shall devote substantially his full time and attention to rendering services to the Company and in furtherance of the Company's best interests, provided that Employee may make and manage his personal passive investments. During the Term of this Agreement, other than as an employee, officer and/or director of an affiliate of the Company, Employee shall not be employed by any other person or engage in any other business or occupation; provided that Employee may engage in the business of making and managing his personal passive investments.

     11. Medical and Disability Insurance. The Company shall provide Employee and his family with insurance coverage and/or cost reimbursement benefits which provide for 100% of the health, medical, hospitalization, prescription drug and dental costs and expenses incurred by or on behalf of Employee and his Family, whether through existing insurance and/or reimbursement plans covering the Company's employees or through special plans relating specifically to Employee, or a combination thereof. For purposes of this Agreement, the Employee's "Family" shall include his spouse, as well as his children until such time that his children are no longer eligible for coverage under the health insurance plans covering the Company's employees or until they become covered under a policy or plan provided by their employer which provides substantially similar coverage and benefits. The Company shall also take the necessary action to (a) include Employee under a Company sponsored disability plan for executives, (b) acquire a specific disability insurance policy for Employee and/or (c) assist Employee in acquiring or paying for a disability plan or insurance policy, which action results in Employee having coverage providing total disability income benefits of at least 50% of Employee's Basic Salary which benefits will be payable if Employee became disabled until he attains age 65. If only a portion of the disability income benefits described above can be provided by insurance policies or plans, the company shall have the obligation to provide the remaining portion.

     12. Continuation of Medical Benefit Coverage. Upon the termination of Employee's employment for any reason, including a termination due to the expiration of the Term of this Agreement, the Company shall provide Employee and his Family the health, medical, hospitalization, prescription drug and dental insurance coverage and/or cost reimbursement benefits set forth in Section 11 hereof, for a period not to exceed the earlier of (a) five (5) years or (b) the date on which the Employee and his Family become covered under a policy or plan paid for by a new employer of Employee providing substantially similar coverage and benefits. In the event Employee's employment terminates and this Section 12 becomes effective, and thereafter Employee dies while the benefits provided herein are still in effect, such benefits shall continue for Employee's Family until five (5) years have passed following his termination of employment. The benefits set forth under this Section 12 shall be provided in addition to any other payments, benefits or compensation, if any, to which Employee, his estate of his designated beneficiary is entitled due to his termination of employment as set forth in this Agreement.

     13. Life Insurance. The Company shall maintain and pay the premiums on one or more life insurance policies on Employee's life, which may include insurance on Employee's life under any group term life insurance plan maintained form time to time by the Company for its employees. The aggregate face amount(s) of such policy or policies shall be at least Five Hundred Thousand Dollars ($500,000.00).

     Any policy of insurance or certificate of insurance under a group term policy maintained by the Company to provide the death benefits described pursuant to this Section 13 shall be owned by the Company, and the Employee (or his assignee) shall have the sole right to designate the beneficiary or beneficiaries of the proceeds payable thereunder upon the death of the Employee.

     14. Vacation and Days Off. Employee may take reasonable vacations and days off agreeable to the Company and Employee; provided, however, that Employee shall be entitled to at least five (5) weeks of paid vacation per year, which Employee may use at any time during each year, and to the extent not used, during a subsequent year.

     15. Termination After Notice. Either Employee or the Company may terminate the employment of Employee at any time during the Term of this Agreement upon at least ninety (90) days' prior written notice. In the event of such termination, the Company shall pay to Employee the severance pay provided for under Section 5 hereof, if applicable, together with all other compensation that would otherwise have been payable to Employee, as provided in Section 17 hereof, and for the purposes of said Section 17, the "Termination Date" shall be the effective date of termination set forth in the ninety (90) days prior written notice referred to in the preceding sentence.

     16. Termination Upon Death or Disability.

          (a) Upon the termination of the Employee's employment due to the death of Employee, the Company shall pay to the estate of Employee certain compensation that would otherwise have been payable to Employee, as provided in Section 17 hereof, and for the purposes of said section, the "Termination Date" shall be the date of Employee's death. Employee shall not be entitled to the severance payment described in Section 5 if his employment is terminated by death; provided, however, if the ninety (90) days prior written notice of termination had been given by either the Company or Employee, as described in section 15, but Employee dies prior to the effective date of termination set forth in said notice and Employee would have been entitled to the severance payment in Section 5 had he survived, then his estate shall be paid such severance payment. If Employee dies during the Term of this Agreement and all of the Stock Options listed in Section 4, as well as any other stock options issued to Employee by the Company that are not listed in Section 4 (such other stock options being defined as "Stock Options" for purposes of this Section 16(a)), are not vested at the time of his death, then all such Stock Options that have been outstanding for at least one year shall become immediately vested at Employee's death and shall be exercisable by the representative of his estate pursuant to the terms of his respective Stock Option agreements or certificates. Furthermore, if Employee dies during the Term of this Agreement, any restricted stock awards granted to Employee pursuant to the Company's 2004 Restricted Stock Plan that are not vested shall become immediately vested at Employee's death if they were granted at least one year prior to Employee's death.

          (b) (i) During any period of disability, illness or incapacity during the Term of this Agreement, which renders Employee temporarily unable to perform the services required under this Agreement, Employee shall continue to receive the compensation payable under this Agreement. Employee's employment under this Agreement may be terminated as provided below upon Employee's permanent disability (as defined below).

          (ii) Employee shall be deemed to have suffered "permanent disability" if Employee is unable by reason of any medically determined physical or mental impairment to perform the duties required of him under this Agreement for a period of one hundred eighty (180) consecutive days in any twelve-month period. Periods of disability arising from unrelated causes shall not be combined. Upon a determination of permanent disability, the Board of Directors may terminate Employee's employment upon thirty (30) days' prior written notice. In the event of such termination, the Company shall pay to Employee certain compensation that would otherwise have been payable to Employee, as provided in Section 17, and for the purposes of said Section, the "Termination Date" shall be the effective date of termination following the Company's notice under the preceding sentence, but Employee shall not be entitled to the severance payment described in
     Section 5 in such event of termination.

     17. Payments Due Upon Termination of Employee's Employment. In the event of termination of Employee's employment under this Agreement pursuant to Sections 15 or 16 hereof, the Company shall pay Employee or his estate, as the case may be, the following payments or other items of compensation, for which purpose the "Termination Date" shall be the Termination Date specified in Sections 15 or 16 hereof, whichever is applicable:

          (a) Basic Salary that would  otherwise  have payable to Employee under
     Section 3(a) hereof through the Termination Date;

          (b) all payments, if any, payable pursuant to Section 5 hereof.

     18. Waiver of Breach. The waiver by the Company of a breach of any of the provisions of this Agreement by Employee shall not be construed as a waiver of any subsequent breach of Employee.

     19. Binding Effect: Assignment. The rights and obligations of the Company under this Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of the Company, whether by reason of merger, consolidation, acquisition or other business combination, or otherwise. This Agreement is a personal employment contract that may not be sold, assigned, transferred or pledged as collateral by the Employee.

     20. Invalid Provisions. It is understood and agreed that in the event any paragraph, provision or clause of this Agreement or any combination thereof is found to be unenforceable at law, in equity, or under any presently existing or hereafter enacted legislation, regulation or order of the United States, any state of subdivision thereof or any municipality, those findings shall not in any way affect the other paragraphs, provisions or clauses in this Agreement, which shall continue in full force and effect.

     21.  Performance.  This  Agreement  shall be performed  in Dallas,  County,
Texas.

     22. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Texas.

     23. Entire Agreement. This Agreement contains the entire agreement of the parties and supersedes all prior agreements and understandings, oral or written, with respect to the subject matter hereof, except to the extent that provisions of the Current Employment Agreement are expressly stated herein to be effective. This Agreement may be changed only by an agreement in writing signed by the party against whom any waiver, change, amendment, modification or discharge is sought.

     24. Headings. The headings contained in the Agreement are for reference purposed only and shall not affect the meaning or interpretation of this Agreement.

     25. Notice. Any notice required or permitted to be given under this Agreement to the Company shall be sufficient if in writing and if sent by certified or registered mail, first class, return receipt requested, to the registered office of the Company. Any notice required or permitted to be given under this Agreement to Employee shall be sufficient if in writing and if sent by certified or registered mail, first class, return receipt requested to Employee at his last known address. Employee shall be solely responsible for notifying the Company of his address on the date of this Agreement and all subsequent changes of address.

     26. Gender. When the context in which words are used in this Agreement indicate that such is the intent, words in the singular number shall include the plural and vice versa and words in the masculine gender shall include the feminine and neuter genders and vice versa.

     In WITNESS WHEREOF, the parties have executed this Agreement, effective as of the date and year first above written.


                                       COMPANY:

                                       CEC ENTERTAINMENT, INC.



                                       By:  /s/ Richard M. Frank
                                            ------------------------------
                                            Richard M. Frank
                                            Chief Executive Officer


                                       EMPLOYEE:


                                       /s/ Michael H. Magusiak
                                       -----------------------------------
                                       Michael H. Magusiak